IVY FUNDS

Delaware Ivy Managed International Opportunities Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated July 31, 2023, as amended

On January 16, 2024, the Board of Trustees of Ivy Funds unanimously voted to approve a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect on or about April 19, 2024 (Liquidation Date) and the proceeds (less mandatory tax withholding) will be provided to the address of record if no action is taken. Retirement accounts held directly on the transfer agency platform within the Fund will be liquidated on or about the Liquidation Date and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken.

Shortly before the Liquidation Date, the Fund may convert to cash and cash equivalent positions as a temporary defensive measure to preserve value. After the Fund is converted to cash, it may not achieve its investment objective. For Fund accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

The Fund will be closed to new investors and all sales efforts will cease 10 business days from the date of this Supplement. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends, capital gains, and automatic investment plan purchases) until five (5) business days before the Liquidation Date.

Until the Liquidation Date, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds by Macquarie® fund. Any exchange would be made at the current net asset values of the Fund and the selected Delaware Fund. Shareholders may redeem their Fund shares at any time prior to the Liquidation Date.  Effective 10 business days from the date of this Supplement, no applicable contingent deferred sales charge will be assessed in connection with any redemption of shares from the Fund prior to the Liquidation Date.

Effective the date of this Supplement, the following is inserted before the first paragraph of the Fund’s prospectus section entitled, “Fund summaries — Delaware Ivy Managed International Opportunities Fund”:

The Fund is liquidating and is therefore closed to new investors. Existing shareholders of the Fund may continue to purchase shares until five (5) business days before April 19, 2024.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 17, 2024.